Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 21, 2012, is by and among BARNES & NOBLE, INC., a Delaware corporation (“Lead Borrower”), the other Persons party hereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the Lenders party hereto.

RECITALS:

A. The Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent, and the other agents party thereto, are parties to that certain Amended and Restated Credit Agreement, dated as of April 29, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Security Agreement, dated as of April 27, 2012, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 4, 2012, and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

B. The Lead Borrower has informed the Administrative Agent that NewCo is contemplating entering into an arrangement pursuant to which Pearson (as defined below) would (a) make an investment of up to 5% of the Equity Interests of NewCo, in the form of NewCo Preferred Shares (as defined in the Credit Agreement), with a purchase price of approximately $90,000,000, on or after the Third Amendment Effective Date and (b) acquire NewCo Warrants (as defined below). Because the issuance of NewCo Preferred Shares and NewCo Warrants to Pearson will trigger the preemptive rights of Investor under the NewCo LLC Agreement, the proposed transaction may also include the issuance of NewCo Preferred Shares and NewCo Warrants to Investor, in each case up to an amount necessary for Investor to maintain its ownership of 17.65% of the Equity Interests of NewCo.

C. In order to consummate the Series B Convertible Preferred Share Transaction (as defined below), the Borrowers are requesting an amendment to the Existing Credit Agreement to, among other things, (a) permit the above-described issuances of NewCo Preferred Shares (including the future issuance of NewCo common membership interests issuable upon the conversion of the such NewCo Preferred Shares) and issuance of the NewCo Warrants (including the future issuance of NewCo Preferred Shares issuable upon the exercise of the NewCo Warrants) and (b) waive the Prepayment Event that would otherwise occur upon the issuance of such Equity Interests, in each case as further set forth in this Amendment.

D. The undersigned Agents and Lenders are willing to amend the Existing Credit Agreement for the foregoing purposes and in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01 Amendments to Existing Credit Agreement.

(a) Amendments to Existing Defined Terms.

(i) The definition of “Excluded NewCo Investment Accounts” in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the parenthetical “(and the NewCo Warrants and the exercise thereof)” after the phrase “the proceeds of the NewCo Preferred Shares”.

(ii) The definition of “Investor” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) “‘Investor’ means Morrison Investment Holdings, Inc., a Nevada corporation.”

(iv) The definition of “NewCo” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“‘NewCo’ means NOOK Media LLC, a Delaware limited liability company.”

(v) The definition of “NewCo LLC Agreement” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“‘NewCo LLC Agreement’ means, collectively, (a) that certain Amended and Restated Limited Liability Company Agreement of NewCo, dated as of October 4, 2012 and (b) that certain Second Amended and Restated Limited Liability Company Agreement of NewCo, dated as of the date of the consummation of the Up-front Pearson Series B Investment, as the same may be amended or amended and restated from time to time in accordance with the terms thereof.”

(vi) The definition of “NewCo Preferred Shares” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“‘NewCo Preferred Shares’ means, collectively (a) the Series A Convertible Preferred Shares issued by NewCo on the First Amendment Effective Date to Investor in accordance with the Digital Investment Agreements and the NewCo LLC Agreement, (b) the Series B Convertible Preferred Shares issued by NewCo on or after the Third Amendment Effective Date to Pearson in accordance with the Pearson Investment Agreement and the NewCo LLC Agreement, (c) the Series B Convertible Preferred Shares issued by NewCo on or after the Third

Amendment Effective Date to Investor in connection with the Investor Series B Investment and (d) the Series B Convertible Preferred Shares issued by NewCo after the Third Amendment Effective Date to Pearson and Investor upon the exercise of the NewCo Warrants, in each case, each of which shares shall be convertible into one share of common Equity Interests in NewCo at the option of the holder thereof in accordance with the NewCo LLC Agreement.”

(vii) The definition of “Prepayment Event” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

“(c) The issuance by a Loan Party other than the Lead Borrower of any Equity Interests, other than any such issuance of Equity Interests (i) to a Loan Party, (ii) as consideration for a Permitted Acquisition, (iii) constituting the NewCo Preferred Shares or issuance of common Equity Interests of NewCo in connection with the conversion of the NewCo Preferred Shares into such common Equity Interests in accordance with the NewCo LLC Agreement, (iv) constituting the NewCo Warrants or (v) as a compensatory issuance or in connection with any employee retention program, plan or agreement to any employee, director, or consultant (including under any option plan), in each case under this clause (v), in the ordinary course of business.”

(b) New Defined Terms. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

“Investor Series B Investment” means, collectively, (a) any Up-front Investor Series B Investment and (b) any Subsequent Investor Series B Investment.

“NewCo Warrants” means those certain warrants to purchase additional NewCo Preferred Shares exercisable upon the achievement of certain milestones as set forth in the NewCo LLC Agreement.

“Pearson” means Pearson PLC and/or its subsidiaries or affiliates.

“Pearson Commercial Agreement” means that certain Commercial Agreement, dated as of December 21, 2012, between NewCo and Pearson.

“Pearson Investment Agreement” means that certain Investment Agreement, dated as of December 21, 2012 among the Lead Borrower, NewCo and Pearson.

“Pearson Series B Investment” means, collectively, (a) the Up-front Pearson Series B Investment and (c) any Subsequent Pearson Series B Investment.

“Series B Convertible Preferred Share Transaction” means, collectively, (a) the Pearson Series B Investment and (b) the Investor Series B Investment.

“Subsequent Investor Series B Investment” means the investment by Investor in NewCo Preferred Shares upon the exercise of the NewCo Warrants by Investor in accordance with the terms thereof (or in connection with any exercise of Investor’s preemptive rights with respect to any exercise of NewCo Warrants by Pearson), up to an amount necessary for Investor to maintain its ownership of 17.65% of the Equity Interests of NewCo.

“Subsequent Pearson Series B Investment” means the investment by Pearson of up to an additional 5% of the Equity Interests of NewCo (i.e., up to 10% in the aggregate when combined with the Up-front Pearson Series B Investment), in the form of additional NewCo Preferred Shares with a purchase price of approximately $94,000,000, upon the exercise of the NewCo Warrants by Pearson in accordance with the terms thereof.

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2012, among the Loan Parties and the Agents and Lenders party thereto.

“Third Amendment Effective Date” has the meaning given to such term in Section 1.03 of the Third Amendment.

“Up-front Investor Series B Investment” means, collectively, (a) the investment by Investor in NewCo Preferred Shares and (b) the acquisition of the NewCo Warrants by Investor, in each case pursuant to the exercise of Investor’s preemptive rights in connection with the Up-front Pearson Series B Investment, in each case, up to an amount necessary for Investor to maintain its ownership of 17.65% of the Equity Interests of NewCo.

“Up-front Pearson Series B Investment” means, collectively, (a) the investment by Pearson of up to 5% of the Equity Interests of NewCo, in the form of NewCo Preferred Shares with a purchase price of approximately $90,000,000, on or after the Third Amendment Effective Date and (b) the acquisition of the NewCo Warrants by Pearson on or after the Third Amendment Effective pursuant to the terms of the Pearson Investment Agreement.

(c) Amendment of Disposition Covenant. Section 7.05 of the Existing Credit Agreement is hereby amended by (i) replacing the period at the end of clause (o) with “; and” and (ii) inserting the following new clauses (p), (q), and (r):

“(p) issuance of the NewCo Preferred Shares and NewCo Warrants to Pearson in connection with the Pearson Series B Investment; provided that after giving effect to the acquisition of NewCo Preferred Shares and exercise of the NewCo Warrants, Pearson and Investor shall not, in the aggregate, own more than 30% of the Equity Interests of NewCo;

(q) issuance of the NewCo Preferred Shares and NewCo Warrants to Investor in connection with the Investor Series B Investment provided that after giving effect to the acquisition of NewCo Preferred Shares and exercise of the NewCo Warrants, Pearson and Investor shall not, in the aggregate, own more than 30% of the Equity Interests of NewCo; and

(r) any issuance of common Equity Interests of NewCo in connection with the conversion of NewCo Preferred Shares into such common Equity Interests in accordance with the NewCo LLC Agreement.”

(d) Amendment of Maximum Cash Covenant. Section 7.16 of the Existing Credit Agreement is hereby amended by inserting the parenthetical “(and the proceeds from the sale of the NewCo Warrants and the exercise thereof)” after the phrase “proceeds of the issuance of the NewCo Preferred Shares” in the first proviso thereto.

SECTION 1.02 Other Agreements. Promptly after the consummation of the Up-front Pearson Series B Investment, the Lead Borrower will deliver a copy of the NewCo LLC Agreement as amended in connection with the Up-front Pearson Series B Investment.

SECTION 1.03 Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent has received evidence of the satisfaction of all conditions precedent set forth on Exhibit A hereto.

SECTION 1.04 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.05 Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.06 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.07 Counterparts. This Amendment may be executed in any number of counterparts (including by telecopy, PDF, electronic mail or other electronic means) and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.08 Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.09 Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 1.10 Integration. This Amendment represents the agreement of the Borrowers, the Administrative Agent, the Collateral Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.11 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.12 Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement, the Credit Agreement, the Security Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other Loan Document. Each of the amendments, waivers and consents provided herein shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendment, waiver or consent (as the case may be). As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended hereby.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:
BARNES & NOBLE, INC.
BARNES & NOBLE BOOKSELLERS, INC.
BARNES & NOBLE INTERNATIONAL LLC
BARNES & NOBLE MARKETING SERVICES CORP.
BARNES & NOBLE MARKETING SERVICES LLC
BARNES & NOBLE PURCHASING, INC.
BARNES & NOBLE SERVICES, INC.
BARNESANDNOBLE.COM LLC
STERLING PUBLISHING CO., INC.
BARNES & NOBLE COLLEGE BOOKSELLERS, LLC
NOOK MEDIA INC.
NOOK MEDIA LLC

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Vice President, Treasurer

Third Amendment to Amended and Restated Credit Agreement

Signature Page

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi

Name:	Andrew Cerussi

Title:	Director

Third Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi

Name:	Andrew Cerussi

Title:	Director

Third Amendment to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender and LC Issuer

By:	/s/ Jennifer Heard

Name:	Jennifer Heard

Title:	Authorized Officer

Third Amendment to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and LC Issuer

By:	/s/ Danielle Baldinelli

Name:	Danielle Baldinelli

Title:	Director

Third Amendment to Amended and Restated Credit Agreement

Signature Page

SUNTRUST BANK,
as a Lender

By:	/s/ Nigel Fabien

Name:	Nigel Fabien

Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement

Signature Page

US BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matthew Kasper

Name:	Matthew Kasper

Title:	Vice-President

Third Amendment to Amended and Restated Credit Agreement

Signature Page

REGIONS BANK,
as a Lender

By:	/s/ Louis Alexander

Name:	Louis Alexander

Title:	Attorney in Fact

Third Amendment to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thanwantie Somar

Name:	Thanwantie Somar

Title:	AVP

Third Amendment to Amended and Restated Credit Agreement

Signature Page

RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:	/s/ Francis Gordon

Name:	Francis Gordon

Title:	SVP

Third Amendment to Amended and Restated Credit Agreement

Signature Page

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Julianne Low

Name:	Julianne Low

Title:	Vice President

Third Amendment to Amended and Restated Credit Agreement

Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Mark J. Forti

Name:	Mark J. Forti

Title:	Duly Authorized Signatory

Third Amendment to Amended and Restated Credit Agreement

Signature Page

CIT BANK,
as a Lender

By:	/s/ Renee M. Singer

Name:	Renee M. Singer

Title:	Managing Director

Third Amendment to Amended and Restated Credit Agreement

Signature Page

COLE TAYLOR BANK,
as a Lender

By:	/s/ Richard A. Simons

Name:	Richard A. Simons

Title:	GSVP

Third Amendment to Amended and Restated Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By:	s/ Jason Nichols

Name:	Jason Nichols

Title:	Senior Vice President

Third Amendment to Amended and Restated Credit Agreement

Signature Page

EXHIBIT A

Conditions to Effectiveness of this Amendment

(a) The Administrative Agent shall have received executed signature pages hereto from the Loan Parties, the Agents and the Required Lenders.

(b) All of the representations and warranties in the Loan Documents, as amended on the Third Amendment Effective Date, shall be true and correct in all material respects, or if such representation and warranty is subject to a materiality standard or material adverse effect provision, such representation and warranty shall be true and correct in all respects, in each case as of the Third Amendment Effective Date (except in the case of any representation or warranty that applies as of a specific date or dates, in which case such representation or warranty shall have been true and correct in all material respects as of such date or dates).

(c) Immediately before and after giving effect to the consummation of the Pearson Series B Up-front Investment, no Default shall have occurred or be continuing.

(d) The Lead Borrower represents and warrants to the Administrative Agent and the other Credit Parties that (i) the Pearson Commercial Agreement is a commercial agreement entered into in an arm’s length transaction between non-Affiliates, the terms of which are permitted under the terms of the Credit Agreement and (ii) the Pearson Investment Agreement represents an arm’s length transaction between non-Affiliates and the transactions contemplated thereby do not impact the interests of the Lenders in any manner that is dissimilar in any material respect to the impact on the interests of the Lenders of the Digital Investment Agreements.